EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Brian Goss, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Quarterly Report on Form 10-Q of First American Silver Corp. for the period ended August 31, 2016 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of First American Silver Corp.

Dated: October 21, 2016


/s/ Brian Goss
-------------------------------------
Brian Goss
President, Chief Executive Officer,
Treasurer, Secretary and Director
(Principal Executive Officer,
Principal Financial Officer
and Principal Accounting Officer)


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to First American Silver Corp. and will be retained by First American Silver Corp. and furnished to the Securities and Exchange Commission or its staff upon request.